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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2001


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-63752                 13-3439681
           --------                 ---------                 ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

390 Greenwich Street
New York, New York                                              10013
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------


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


                                       -2-

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Financial Statements.

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits


Exhibit No.                Description
-----------                -----------
25.1                       Statement of Eligibility of U.S. Bank National Association on Form T-1
                           under the Trust Indenture Act of 1939 of a corporation designated to act as
                           Indenture Trustee

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 12, 2001

                                              SALOMON BROTHERS MORTGAGE
                                              SECURITIES VII, INC.


                                              By:      /s/ Matthew R. Bollo
                                                 ------------------------------
                                              Name:    Matthew R. Bollo
                                              Title:   Assistant Vice President

                                                 Index to Exhibits



Exhibit No.                Description
-----------                -----------
25.1                       Statement of Eligibility of U.S. Bank National Association on Form T-1
                           under the Trust Indenture Act of 1939 of a corporation designated to act as
                           Indenture Trustee

                                  EXHIBIT 25.1